The AAL Mutual Funds
Class A and B Shares

Supplement to Prospectus Dated July 1, 2002

The following paragraph is added to the section entitled "Reducing Sales Charges" on page 48:

Fee-Based Investment Programs: Class A Shares purchased in connection with fee-based investment programs will not be subject to a sales charge.

The date of this Supplement is March 14, 2003.

Please include this Supplement with your Prospectus.